Exhibit 23.2

                       Consent of Independent Auditors


















                                                                 Exhibit 23.2





                       CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
PBOC Holdings, Inc.:


We consent to the use of our report incorporated herein by reference.

/s/ KPMG LLP
Los Angeles, California
December 20, 1999